UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-02671

Deutsche Municipal Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2015

ITEM 1.	REPORT TO STOCKHOLDERS

October 31, 2015

Annual Report
to Shareholders

Deutsche Short-Term Municipal Bond Fund

Contents

3 Letter to Shareholders

4 Portfolio Management Review

10 Performance Summary

13 Investment Portfolio

24 Statement of Assets and Liabilities

26 Statement of Operations

27 Statement of Changes in Net Assets

28 Financial Highlights

33 Notes to Financial Statements

42 Report of Independent Registered Public Accounting Firm

43 Information About Your Fund's Expenses

44 Tax Information

45 Advisory Agreement Board Considerations and Fee Evaluation

50 Board Members and Officers

55 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Although the fund seeks income that is exempt from federal income taxes, a portion of the fund’s distributions may be subject to federal, state and local taxes, including the alternative minimum tax. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DeAWM Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

The global economy appears to be on track for continued, albeit modest, growth over the next year, with the U.S. leading Europe and Japan. Here at home, employment growth continues, although the pace has slowed in recent months. Housing data is positive and household finances are benefitting from lower levels of debt and debt service, gains in real income and lower energy prices.

Growth overseas, particularly in emerging economies, is a lingering concern. The stronger dollar and sluggish growth abroad have had a negative impact on U.S. exporters and manufacturers, and lower global energy prices have taken a toll on the domestic energy sector. Nevertheless, our economists see sufficient reason to expect the U.S. economy overall to maintain its moderate expansionary path.

For months, the most persistent question has been when the Federal Reserve Board would begin to tighten its monetary policy. That question was answered on December 16, when the Fed bumped short-term rates up by 0.25%. Based on financial data and guidance from the Fed itself, analysts agree that the tightening process is likely to be "low and slow."

As always, we encourage you to visit deutschefunds.com for timely information and insights about economic developments and your Deutsche fund investment. With frequent updates from our CIO Office and economists, we want to ensure that you are equipped to make informed decisions.

Thank you for your continued investment. We appreciate the opportunity to serve your investment needs.

Best regards,

Brian Binder President, Deutsche Funds

Portfolio Management Review (Unaudited)

Overview of Market and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 10 through 12 for more complete performance information.

Investment Process

The fund invests in a wide variety of municipal bonds. These include general obligation bonds, for which payments of principal and interest are secured by the full faith and credit of the issuer and usually supported by the issuer's taxing power. In addition, securities held may include revenue bonds, for which principal and interest are secured by revenues from tolls, rents or other fees gained from the issuing facility. The fund's management team seeks to hold municipal bonds that appear to offer the best opportunity to meet the fund's objective of earning tax-exempt income. A number of factors influence the performance of municipal bonds. These include supply and demand for the asset class, the direction of overall interest rates, and the perceived credit risk associated with an individual municipal issuer. In selecting securities, the managers typically weigh a number of factors from the impact of the economic outlook and potential interest rate movements to characteristics of specific securities, such as coupon, maturity date and call date, credit condition and outlook, liquidity, and changes in supply and demand within the municipal bond market. In addition, supply and demand factors may favor one segment of the municipal market over another.

Deutsche Short-Term Municipal Bond Fund posted a total return for the 12 months ended October 31, 2015 of 0.42%. This compared to a return of 0.79% for the unmanaged Barclays 1-Year General Obligation Bond Index and 1.21% for the unmanaged Barclays 3-Year (2–4) Municipal Bond Index.

As the period began, there was ongoing speculation over when the U.S. Federal Reserve Board (the Fed) would initiate a cycle of hikes in its benchmark short-term lending rate, after several years of maintaining a zero interest rate policy. However, the Fed would remain in a data-dependent "wait and see" mode for the entire period, despite the overall modest upward progress of the U.S. economy. The Fed's patient stance was supported by a strong dollar and the absence of upward pressures on U.S. inflation and wages, against a global backdrop of heightened macroeconomic and geopolitical uncertainty.

"State and local government finances have continued to benefit from improving revenues."

In early 2015, the European Central Bank began a program of sovereign bonds purchases in an effort to avert deflation. The next several months in Europe were dominated by the threat of a Greek default and exit from the common currency. The Greece crisis would be displaced in global economic headlines by heightened concerns over slowing growth in China, which has for some time been the primary source of incremental demand for the global economy. The China concerns were spotlighted in mid-August by the government's devaluation of the renminbi over three days, which raised fears of a global currency war. Against this backdrop, there was little upward pressure on interest rates, outside of some emerging markets impacted by currency weakness.

Municipal bonds faced an increasingly challenging supply backdrop, as issuance rose notably entering 2015. From the standpoint of demand, flows into municipal mutual funds were positive for most of the 12-month period ended October 31, 2015.

For the full period, performance was generally strongest for longer-maturity municipals, based on the incremental income they offered, despite rates moving slightly higher farther out on the curve. For the 12 months ended October 31, 2015, yields on two-year municipal issues rose 18 basis points, from 0.36% to 0.54%, while bonds with 30-year maturities experienced a yield increase of 6 basis points, from 3.01% to 3.07%, resulting in a yield curve flattening of 12 basis points between 2 and 30 years. (100 basis points equals one percentage point. See the graph below for municipal bond yield changes from the beginning to the end of the period.)

Municipal Bond Yield Curve (as of 10/31/15 and 10/31/14)

Source: Thompson Reuters as of 10/31/15.

Chart is for illustrative purposes only and does not represent any Deutsche AWM product.

Positive and Negative Contributors to Performance

Given a relatively steep yield curve entering the period, the fund had implemented a somewhat barbelled positioning, balancing very short-term holdings with positions in bonds with maturities in the 7-to-10-year range. This allowed the fund to maintain an overall effective maturity of less than three years while gaining exposure to the more attractive yields on longer-term issues. This worked well over the period as rates fell modestly for municipals with maturities between 7 and 10 years. The benefit from the incremental income and relatively benign rate environment was partially offset by the very low yields available on the fund's short-term holdings utilized as part of the barbell stance, as the Fed deferred the launch of its widely anticipated hiking cycle and short-term municipal rates were further suppressed by low levels of new supply.

The fund's significant exposure to A-rated issues in the five-to-eight-year maturity range boosted performance, as these issues benefited from spread tightening and were minimally impacted by changing market interest rate levels. With respect to sectors, holdings of airport, highway revenue and health care bonds helped returns, as investors were attracted to their yield profile relative to other similarly rated issues.

Outlook and Positioning

Municipal yields are quite low by historical standards and relatively fully valued vs. U.S. Treasuries, especially in the short part of the yield curve. At the end of October 2015, the two-year municipal yield of 0.54% was 74.0% of the 0.73% yield on the comparable maturity U.S. Treasury vs. 73.5% twelve months earlier, while the five-year municipal yield of 1.17% was 77.0% of the 1.52% yield on the comparable maturity U.S. Treasury vs. 69.6% twelve months earlier. The municipal yield curve remains reasonably steep, and there is still significant incremental income to be gained from going out on the curve. We are looking to add exposure to bonds with maturities ranging from seven to nine years, while balancing this exposure with bonds maturing in one year or less. The fund also owns some floating rate issues that should benefit if rates trend upward. We currently view revenue bonds in the A-quality range as providing attractive relative valuation opportunities, but more broadly are being cautious about adding BBB credit exposure to the fund, as spreads are somewhat narrow by historical standards, particularly in the short end of the curve.

State and local government finances have continued to benefit from improving revenues, and some developments with respect to default scenarios, such as those involving Puerto Rico, have been in a more positive vein. We believe thorough research into municipal sectors and individual issues continues to be critical. There continue to be uncertainties with respect to the global and national economic backdrop, and we will closely monitor the implications for Fed policy with respect to short-term interest rates.

Portfolio Management Team

Philip G. Condon, Managing Director

Co-Lead Portfolio Manager of the fund. Began managing the fund in 2003.

— Joined Deutsche Asset & Wealth Management in 1983.

— Vice Chairman of Deutsche Asset & Wealth Management, Americas; formerly, Head of Municipal Bonds.

— BA and MBA, University of Massachusetts at Amherst.

Ashton P. Goodfield, CFA, Managing Director

Co-Lead Portfolio Manager of the fund. Began managing the fund in 2003.

— Joined Deutsche Asset & Wealth Management in 1986.

— Co-Head of Municipal Bonds.

— BA, Duke University.

Matthew J. Caggiano, CFA, Managing Director

Co-Lead Portfolio Manager of the fund. Began managing the fund in 2014.

— Joined Deutsche Asset & Wealth Management in 1989.

— BS, Pennsylvania State University; MS, Boston College.

Peter Aloisi, CFA, Assistant Vice President

Portfolio Manager of the fund. Began managing the fund in 2014.

— Joined Deutsche Asset & Wealth Management in 2010 with five years of industry experience; previously, served as an Associate at Banc of America Securities.

— Municipal Trader: Boston.

— BA and MBA, Boston College.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Barclays 1-Year General Obligation Bond Index tracks the performance of investment-grade tax-exempt bonds with maturities of less than two years.

The Barclays 3-Year (2–4) Municipal Bond Index is a market-value-weighted index which covers those issues with remaining maturities of two to four years within the U.S. investment-grade tax-exempt bond market.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as "steep," this is especially true), the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.

Credit quality measures a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations, such as AAA, AA and so forth. The lower the rating, the higher the probability of default. Credit quality does not remove market risk and is subject to change.

Spread sectors trade at a yield advantage or "spread" relative to comparable maturity U.S. Treasuries. The yield spread for an individual security may tighten or widen depending on shifts in the outlook for timely repayment of principal and interest.

Performance Summary October 31, 2015 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/15
Unadjusted for Sales Charge	0.42%	1.05%	1.93%
Adjusted for the Maximum Sales Charge (max 2.00% load)	–1.59%	0.64%	1.72%
Barclays 1-Year G.O. Bond Index†	0.79%	0.84%	2.14%
Barclays 3-Year (2–4) Municipal Bond Index††	1.21%	1.70%	3.08%
Class B	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/15
Unadjusted for Sales Charge	–0.33%	0.29%	1.16%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)	–3.32%	0.09%	1.16%
Barclays 1-Year G.O. Bond Index†	0.79%	0.84%	2.14%
Barclays 3-Year (2–4) Municipal Bond Index††	1.21%	1.70%	3.08%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/15
Unadjusted for Sales Charge	–0.43%	0.27%	1.15%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	–0.43%	0.27%	1.15%
Barclays 1-Year G.O. Bond Index†	0.79%	0.84%	2.14%
Barclays 3-Year (2–4) Municipal Bond Index††	1.21%	1.70%	3.08%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/15
No Sales Charges	0.48%	1.18%	2.10%
Barclays 1-Year G.O. Bond Index†	0.79%	0.84%	2.14%
Barclays 3-Year (2–4) Municipal Bond Index††	1.21%	1.70%	3.08%
Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/15
No Sales Charges	0.58%	1.28%	2.17%
Barclays 1-Year G.O. Bond Index†	0.79%	0.84%	2.14%
Barclays 3-Year (2–4) Municipal Bond Index††	1.21%	1.70%	3.08%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2015 are 0.90%, 1.66%, 1.67%, 0.71% and 0.60% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. A portion of the fund's distributions may be subject to federal, state and local tax and the alternative minimum tax.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
■ Deutsche Short-Term Municipal Bond Fund — Class A ■ Barclays 1-Year G.O. Bond Index† ■ Barclays 3-Year (2–4) Municipal Bond Index††

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.00%. This results in a net initial investment of $9,800.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

† The Barclays 1-Year General Obligation Bond Index tracks the performance of investment-grade tax-exempt bonds with maturities of less than one year.

‡ The Barclays 3-Year (2–4) Municipal Bond Index is a market-value-weighted index which covers those issues with remaining maturities of two to four years within the US investment-grade tax-exempt bond market.

	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value
10/31/15	$ 10.21	$ 10.21	$ 10.20	$ 10.19	$ 10.20
10/31/14	$ 10.26	$ 10.26	$ 10.26	$ 10.25	$ 10.26
Distribution Information as of 10/31/15
Income Dividends, Twelve Months	$ .09	$ .02	$ .02	$ .11	$ .12
October Income Dividend	$ .0085	$ .0019	$ .0020	$ .0098	$ .0106
SEC 30-day Yield‡‡	.11%	(.62)%	(.62)%	.27%	.36%
Tax Equivalent Yield‡‡	.19%	N/A	N/A	.48%	.64%
Current Annualized Distribution Rate‡‡	1.00%	.22%	.24%	1.15%	1.25%

‡‡ The SEC yield is net investment income per share earned over the month ended October 31, 2015, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been –0.02%, –0.68%, –0.81%, 0.05% and 0.22% for Class A, B, C, S and Institutional shares, respectively, had certain expenses not been reduced. Tax equivalent yield is based on the Fund's yield and a marginal income tax rate of 43.40%. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2015. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rates would have been 0.87%, 0.16%, 0.05%, 0.93% and 1.11% for Class A, B, C, S and Institutional shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Investment Portfolio as of October 31, 2015

	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 100.7%
Alaska 0.2%
Alaska, State Housing Finance Corp., Mortgage Revenue, Series A, 4.0%, 6/1/2040	790,000	827,999
Arizona 2.5%
Arizona, Health Facilities Authority Revenue, Banner Health:
Series A, Prerefunded 1/1/2017 @ 100, 5.0%, 1/1/2019	2,000,000	2,107,340
Series D, 5.5%, 1/1/2019	5,000,000	5,494,100
Maricopa County, AZ, Certificates of Participation, 5.0%, 7/1/2018	680,000	753,365
Pima County, AZ, Regional Transportation Excise Tax Revenue, Regional Transportation Fund, 4.0%, 6/1/2016	1,290,000	1,318,974
		9,673,779
California 9.0%
California, Health Facilities Financing Authority Revenue, Catholic Healthcare, Series C, 0.12%**, 7/1/2020, INS: NATL, LOC: JPMorgan Chase Bank NA	5,490,000	5,490,000
California, State Department of Water Resources Power Supply Revenue, Series G-4, 5.0%, 5/1/2016	2,500,000	2,561,550
California, State Department of Water Resources, Center Valley Project, Water Systems, Series AT, 0.31%*, Mandatory Put 12/1/2017 @ 100, 12/1/2035	5,715,000	5,695,341
California, State General Obligation:
5.0%, 4/1/2021	6,000,000	7,118,400
5.25%, 4/1/2022	1,615,000	1,843,393
California, State Pollution Control Financing Authority, Solid Waste Disposal Revenue, Republic Services, Inc., Series A, AMT, 0.6%*, Mandatory Put 2/1/2016 @ 100, 8/1/2023	1,700,000	1,700,000
California, State Public Works Board Lease Revenue, Various Capital Project, Series I, 5.0%, 11/1/2021	1,000,000	1,195,420
California, State Public Works Board, Lease Revenue, Judicial Council Projects, Series D, 5.0%, 12/1/2020	1,000,000	1,179,030
Port of Oakland, CA, Series O, AMT, 5.0%, 5/1/2020	3,000,000	3,474,960
San Francisco, CA, City & County Airports Commission, International Airport Revenue, Governmental Purpose:
Series C, 5.0%, 5/1/2019	2,300,000	2,631,039
Series C, 5.0%, 5/1/2020	2,000,000	2,343,060
		35,232,193
Colorado 0.1%
Denver City & County, CO, Airport Systems Revenue, Series A, AMT, 4.0%, 11/15/2015	250,000	250,403
Delaware 0.0%
Delaware, State Housing Authority Revenue, Single Family Mortgage, Series D, AMT, 5.875%, 1/1/2038	35,000	35,198
District of Columbia 0.5%
Metropolitan Washington, DC, Airport Authority System Revenue, Series A, AMT, 5.0%, 10/1/2016	2,000,000	2,084,420
Florida 6.9%
Broward County, FL, Airport Systems Revenue:
Series P-1, AMT, 5.0%, 10/1/2020	2,000,000	2,312,460
Series P-1, AMT, 5.0%, 10/1/2021	2,640,000	3,094,106
Florida, Citizens Property Insurance Corp.:
Series A-1, 5.0%, 6/1/2020	2,725,000	3,144,078
Series A-1, 5.0%, 6/1/2021	1,910,000	2,229,123
Florida, Housing Finance Corp. Revenue, Homeowner Mortgage Special Program, Series A, 5.0%, 7/1/2028	590,000	616,987
Jacksonville, FL, Sales Tax Revenue, Better Jacksonville, 5.0%, 10/1/2021	1,165,000	1,382,051
Lee County, FL, Airport Revenue, Series A, AMT, 5.5%, 10/1/2023	1,250,000	1,473,300
Miami-Dade County, FL, Aviation Revenue, AMT, 5.0%, 10/1/2022	1,000,000	1,169,700
Palm Beach County, FL, Community Foundation, Palm Beach Project Revenue, 0.01%**, 3/1/2034, LOC: Northern Trust Co.	3,000,000	3,000,000
South Miami, FL, Health Facilities Authority, Hospital Revenue, Baptist Health South Florida Group, 5.0%, 8/15/2021	2,500,000	2,690,350
Tampa, FL, Solid Waste Systems Revenue, AMT, 5.0%, 10/1/2019, INS: AGMC	5,000,000	5,683,050
		26,795,205
Georgia 3.4%
Atlanta, GA, Airport Revenue:
Series C, AMT, 4.0%, 1/1/2016	1,750,000	1,761,550
Series B, AMT, 5.0%, 1/1/2022	1,000,000	1,149,790
Atlanta, GA, Metropolitan Rapid Transit Authority, Sales Tax Revenue, Second Indenture, Series B, 0.29%*, Mandatory Put 7/1/2017 @ 100, 7/1/2025	1,715,000	1,708,603
Atlanta, GA, Water & Wastewater Revenue, Series B, 5.0%, 11/1/2021	2,085,000	2,488,719
DeKalb County, GA, Water & Sewer Revenue, Series A, 5.0%, 10/1/2020	500,000	584,750
Gainesville & Hall County, GA, Hospital Authority Revenue, Anticipation Certificates, Northeast Georgia Healthcare:
Series A, 5.0%, 2/15/2018	2,000,000	2,171,960
Series A, 5.0%, 2/15/2019	1,500,000	1,668,615
Georgia, Municipal Electric Authority, Project One, Series A, 5.0%, 1/1/2021	1,580,000	1,848,047
		13,382,034
Illinois 7.1%
Chicago, IL, Board of Education, Series A, 5.25%, 12/1/2018, INS: NATL	1,830,000	1,835,746
Chicago, IL, O'Hare International Airport Revenue:
Series B, 5.25%, 1/1/2016, INS: NATL	1,000,000	1,008,600
Series D, AMT, 5.25%, 1/1/2019	1,000,000	1,119,590
Chicago, IL, O'Hare International Airport Revenue, Senior Lien, Series A, AMT, 5.0%, 1/1/2016	4,635,000	4,672,822
Cook County, IL, General Obligation, Series A, 5.0%, 11/15/2015	4,000,000	4,006,200
Illinois, Railsplitter Tobacco Settlement Authority Revenue, 5.25%, 6/1/2020	2,000,000	2,309,320
Illinois, Regional Transportation Authority, Series A, 5.0%, 7/1/2022, INS: NATL	2,320,000	2,389,507
Illinois, State Finance Authority Revenue, University of Chicago:
Series B, ETM, Prerefunded, 5.0%, 7/1/2017	345,000	370,506
Series B, 5.0%, 7/1/2017	4,655,000	4,995,513
Lake County, IL, Forest Preserve District, Series A, 0.706%*, 12/15/2020	5,000,000	4,956,750
		27,664,554
Indiana 1.0%
Indiana, State Municipal Power Agency, Series A, 0.01%**, 1/1/2018, LOC: Citibank NA	3,890,000	3,890,000
Maine 0.5%
Maine, State Housing Authority Mortgage Revenue, Series A-1, AMT, 4.5%, 11/15/2028	1,910,000	2,024,982
Maryland 4.1%
Frederick County, MD, Public Facilities, Prerefunded 12/1/2015 @ 100, 5.0%, 12/1/2016	275,000	276,160
Maryland, State Department of Transportation & Conservation, 5.0%, 2/15/2018	5,000,000	5,492,100
Maryland, State General Obligation, Series B, 4.0%, 8/1/2023	3,000,000	3,469,110
Montgomery County, MD, Bond Anticipation Notes, Series B, 0.01%**, 6/1/2026, SPA: Wells Fargo Bank NA	6,860,000	6,860,000
		16,097,370
Massachusetts 2.8%
Massachusetts, State Consolidated Loan, Series D-2, 0.31%*, Mandatory Put 8/1/2017 @ 100, 8/1/2043	5,000,000	4,986,600
Massachusetts, State Development Finance Agency Revenue, Partners Healthcare System, Inc., Series M-3, 0.56%*, Mandatory Put 1/30/2018 @ 100, 7/1/2038	4,945,000	4,937,533
Massachusetts, State Water Resources Authority Revenue, Series A-2, 0.01%**, 8/1/2037, SPA: TD Bank NA	815,000	815,000
		10,739,133
Michigan 4.6%
Michigan, State Finance Authority Revenue, Unemployment Obligation Assessment, Series B, 5.0%, 7/1/2021	4,175,000	4,623,938
Michigan, State Hospital Finance Authority Revenue, Ascension Health Senior Credit Group, Series B, 5.0%, 11/15/2020	3,000,000	3,453,090
Wayne County, MI, Airport Authority Revenue, AMT, 5.25%, 12/1/2026, INS: NATL	10,000,000	10,042,600
		18,119,628
Minnesota 0.1%
Hennepin County, MN, General Obligation, Series B, 5.0%, 12/1/2015	295,000	296,254
Mississippi 1.1%
Mississippi, Development Bank Special Obligation, Department of Corrections, Series D, 5.0%, 8/1/2021	3,695,000	4,257,933
Missouri 0.2%
Missouri, State Housing Development Commission, Single Family Mortgage Revenue, Homeownership Loan Program, Series D, 4.8%, 3/1/2040	490,000	516,931
Missouri, State Housing Development Commission, Single Family Mortgage Revenue, Special Homeownership Loan Program Market Bonds, Series E-1, 5.0%, 11/1/2027	290,000	309,476
		826,407
Nebraska 0.8%
Nebraska, State Investment Finance Authority, Single Family Housing Revenue:
Series A, 2.5%, 9/1/2034	860,000	871,481
Series E, 3.0%, 3/1/2043	400,000	408,712
Series C, 4.5%, 9/1/2043	1,635,000	1,683,870
		2,964,063
Nevada 1.7%
Las Vegas Valley, NV, Water District, Series C, 5.0%, 9/15/2023	3,590,000	4,366,912
Nevada, State Unemployment Compensation Fund, Special Revenue, 4.0%, 12/1/2015	2,285,000	2,292,723
		6,659,635
New Jersey 1.3%
New Jersey, State Turnpike Authority Revenue:
Series B-2, 0.55%*, Mandatory Put 1/1/2017 @ 100, 1/1/2024	3,750,000	3,749,887
Series C, 6.5%, 1/1/2016, INS: NATL	1,310,000	1,323,886
		5,073,773
New Mexico 0.1%
New Mexico, Mortgage Finance Authority, Single Family Mortgage, "I", Series D, 5.35%, 9/1/2040	410,000	436,015
New York 18.8%
Long Island, NY, Power Authority Revenue, Series A, 5.0%, 12/1/2016, INS: AGMC	5,205,000	5,345,223
New York, Metropolitan Transportation Authority Revenue:
Series D-2B, 0.733%*, Mandatory Put 5/15/2018 @ 100, 11/1/2032, INS: AGMC	2,800,000	2,788,072
Series D, 4.0%, 11/15/2015	200,000	200,324
Series A, 5.0%, 11/15/2015, INS: NATL	815,000	816,687
New York, Metropolitan Transportation Authority, Dedicated Tax Fund:
Series B-1, 0.01%**, 11/1/2022, LOC: State Street Bank & Trust Co.	1,900,000	1,900,000
Series A-1, 0.01%**, 11/1/2031, LOC: Royal Bank of Canada	2,900,000	2,900,000
Series A-2B, 0.59%*, Mandatory Put 11/1/2019 @ 100, 11/1/2031	4,000,000	3,965,800
New York, Montauk Union Free School District, 1.5%, 6/21/2016	5,000,000	5,028,750
New York, State Local Government Assistance Corp., Series 8V, 0.01%**, 4/1/2019, SPA: JPMorgan Chase Bank NA	4,500,000	4,500,000
New York, State Thruway Authority, Series J, 5.0%, 1/1/2024	7,000,000	8,460,970
New York, State Urban Development Corp. Revenue:
Series A3C, 0.01%**, 3/15/2033, SPA: JPMorgan Chase Bank NA	3,090,000	3,090,000
Series A3A, 0.01%**, 3/15/2033, SPA: JPMorgan Chase Bank NA	1,730,000	1,730,000
New York, State Urban Development Corp. Revenue, Service Contract, Series A-5, 0.01%**, 1/1/2030, LOC: TD Bank NA	1,800,000	1,800,000
New York, State Urban Development Corp. Revenue, State Personal Income Tax, Series A1, 4.0%, 12/15/2015	690,000	693,422
New York, Tobacco Settlement Financing Corp. Revenue, Asset Backed, Series B, 5.0%, 6/1/2020	1,250,000	1,285,288
New York, Triborough Bridge & Tunnel Authority Revenues:
Series ABCD-4, 0.36%*, 1/1/2018, INS: AGMC	1,835,000	1,830,045
Series C, 5.0%, 11/15/2015	1,000,000	1,002,040
Series B3, 5.0%, Mandatory Put 11/15/2015 @ 100, 11/15/2038	500,000	500,000
New York City, NY, Municipal Water Finance Authority, Water & Sewer Systems Revenue:
Series B-2, 0.01%**, 6/15/2024, SPA: Royal Bank of Canada	2,260,000	2,260,000
Series B-3, 0.01%**, 6/15/2045, SPA: State Street Bank & Trust Co.	4,000,000	4,000,000
Series B-4, 0.01%**, 6/15/2045, SPA: Northern Trust Co.	3,700,000	3,700,000
Series AA-2, 0.01%**, 6/15/2050, SPA: JPMorgan Chase Bank NA	1,550,000	1,550,000
New York City, NY, Transitional Finance Authority Revenue, Series 3, 0.01%**, 11/1/2022, SPA: Royal Bank of Canada	1,725,000	1,725,000
New York City, NY, Transitional Finance Authority Revenue, Future Tax Secured, Series E, 5.0%, 11/1/2015	135,000	135,019
New York City, NY, Transitional Finance Authority Revenue, New York City Recovery, Series 1, 0.01%**, 11/1/2022, SPA: JPMorgan Chase Bank NA	1,650,000	1,650,000
New York City, NY, Transitional Finance Authority, Building Aid Revenue, Series S-4, 5.0%, 1/15/2016	430,000	434,403
New York, NY, General Obligation:
Series L-4, 0.01%**, 4/1/2038, LOC: U.S. Bank NA	1,500,000	1,500,000
Series G-3, 0.01%**, 4/1/2042, LOC: Citibank NA	2,000,000	2,000,000
Series J-8, 0.39%*, 8/1/2021	1,310,000	1,309,568
Port Authority of New York & New Jersey:
Series 178, AMT, 4.0%, 12/1/2015	3,500,000	3,511,655
Series 188, AMT, 5.0%, 5/1/2023	1,535,000	1,823,442
		73,435,708
North Carolina 1.6%
North Carolina, Eastern Municipal Power Agency, Power Systems Revenue, Series B, ETM, 5.0%, 1/1/2017	1,500,000	1,580,685
Raleigh, NC, Combined Enterprise Systems Revenue:
Series B, 5.0%, 12/1/2023 (a)	2,500,000	3,060,875
Series B, 5.0%, 12/1/2024 (a)	1,295,000	1,604,000
		6,245,560
Ohio 3.7%
Ohio, Northeast Regional Sewer District, 5.0%, 11/15/2015, INS: NATL	1,300,000	1,302,665
Ohio, State Common Schools, Series C, 4.0%, 9/15/2017	3,835,000	4,080,593
Ohio, State Higher Education, Series A, 5.0%, 8/1/2021	5,000,000	5,978,550
Ohio, State Higher Educational Facility Commission Revenue, Cleveland Clinic Health, Series A, 5.25%, 1/1/2019	2,500,000	2,743,325
Ohio, State Housing Finance Agency, Residential Mortgage Revenue, Mortgage-Backed Securities Program, Series E, 5.0%, 9/1/2039	335,000	349,995
		14,455,128
Oregon 0.6%
Oregon, State Housing & Community Services Department, Mortgage Revenue, Single Family Mortgage Program, Series B, AMT, 5.0%, 7/1/2030	2,030,000	2,181,336
Pennsylvania 3.2%
Delaware County, PA, General Obligation, 5.0%, 10/1/2016	1,000,000	1,004,090
Pennsylvania, State Economic Development Financing Authority, Solid Waste Disposal, Republic Services, Inc., Series A, AMT, 0.6%*, Mandatory Put 1/4/2016 @ 100, 4/1/2019	2,000,000	2,000,000
Pennsylvania, State Economic Development Financing Authority, Solid Waste Disposal, Waste Management, Inc., AMT, 0.55%*, Mandatory Put 2/1/2016 @ 100, 8/1/2045	4,000,000	4,000,000
Pennsylvania, State Economic Development Financing Authority, Unemployment Compensation Revenue, Series B, 5.0%, 7/1/2021	785,000	853,805
Pennsylvania, State Turnpike Commission Revenue:
Series B-1, 0.89%*, 12/1/2020	2,000,000	1,995,040
Series B, 1.16%*, 12/1/2019	1,500,000	1,509,090
Series A-1, 5.0%, 12/1/2024	1,000,000	1,213,600
		12,575,625
South Carolina 0.5%
South Carolina, SCAGO Educational Facilities Corp., Pickens School District, 5.0%, 12/1/2015	2,070,000	2,078,694
South Dakota 0.3%
South Dakota, Housing Development Authority, Homeownership Mortgage, Series A, AMT, 4.5%, 5/1/2031	1,245,000	1,327,643
Tennessee 0.9%
Tennessee, Housing Development Agency, Homeownership Program, Series 2006-3, AMT, 5.75%, 7/1/2037	95,000	97,671
Tennessee, Housing Development Agency, Residential Financing Program Revenue, Series 1C, 3.0%, 7/1/2038	1,805,000	1,882,958
Tennessee, State Housing Development Agency, Homeownership Program:
Series 2C, 4.0%, 7/1/2038	630,000	669,860
Series 1A, AMT, 4.5%, 1/1/2038	640,000	685,671
		3,336,160
Texas 18.9%
Allen, TX, Independent School District, 5.0%, 2/15/2024	1,000,000	1,167,610
Austin, TX, Electric Utility System Revenue, Series A, 5.0%, 11/15/2015, INS: AMBAC	4,000,000	4,008,200
Dallas, TX, Waterworks & Sewer Systems Revenue:
5.0%, 10/1/2020	3,000,000	3,536,670
5.0%, 10/1/2021	2,000,000	2,343,440
Fort Bend, TX, Independent School District Building, Series A, 0.66%, Mandatory Put 8/1/2016 @ 100, 8/1/2040	1,500,000	1,503,075
Fort Worth, TX, General Obligation, 5.0%, 3/1/2016	4,260,000	4,329,694
Harris County, TX, Cultural Education Facilities Finance Corp. Revenue, Memorial Herman Hospital Health System, Series B, 0.59%*, Mandatory Put 12/1/2019 @ 100, 12/1/2042	4,000,000	3,954,160
Houston, TX, Airport Systems Revenue, Series A, 5.0%, 7/1/2016	625,000	644,413
Houston, TX, Independent School District, Series A-1, 3.0%, Mandatory Put 6/1/2016 @ 100, 6/1/2039	9,000,000	9,140,940
Lubbock, TX, Independent School District, 5.0%, 2/15/2016	355,000	360,101
North Texas, Tollway Authority Revenue, 5.0%, 1/1/2020	3,000,000	3,451,650
Tarrant County, TX, Cultural Education Facilities Finance Corp., Hospital Revenue, Baylor Health Care System Project, Series E, 0.01%**, 11/15/2050, LOC: Wells Fargo Bank NA	4,920,000	4,920,000
Tarrant County, TX, Cultural Education Facilities Finance Corp., Hospital Revenue, Scott & White Healthcare, Prerefunded 8/15/2020 @ 100, 5.25%, 8/15/2021	2,435,000	2,873,884
Texas, Aldine Independent School District, School Building, 5.0%, 2/15/2016	2,115,000	2,145,393
Texas, Dallas-Fort Worth International Airport Revenue:
Series E, AMT, 4.0%, 11/1/2015	1,200,000	1,200,132
Series A, 5.0%, 11/1/2016	4,000,000	4,187,520
Series D, 5.0%, 11/1/2022	1,485,000	1,717,373
Series D, 5.0%, 11/1/2023	2,890,000	3,332,979
Texas, Lower Colorado River Authority Revenue:
Series A, ETM, Prerefunded, 5.0%, 5/15/2016	40,000	41,025
Series A, 5.0%, 5/15/2016	3,460,000	3,547,019
Texas, Municipal Gas Acquisition & Supply Corp. II, Gas Supply Revenue, 0.926%*, 9/15/2017, GTY: JPMorgan Chase & Co.	1,955,000	1,957,600
Texas, State Municipal Gas Acquisition & Supply Corp. III, Gas Supply Revenue, 5.0%, 12/15/2021	3,000,000	3,493,770
Texas, State Public Finance Authority Revenue, Assessment Unemployment Compensation, Series B, 4.0%, 7/1/2018	1,430,000	1,439,095
Texas, State Transportation Commission Mobility Fund, Series B, 0.39%*, Mandatory Put 10/1/2018 @ 100, 10/1/2041	2,500,000	2,477,800
Texas, State Water Financial Assistance, Series A2, 2.0%, Mandatory Put 2/1/2018 @ 100, 8/1/2029	3,000,000	3,009,810
West Harris County, TX, Regional Water Authority, Water Systems Revenue:
5.0%, 12/15/2015	1,605,000	1,614,726
5.0%, 12/15/2017	1,270,000	1,382,712
		73,780,791
Utah 0.1%
Utah, Single Family Housing Revenue, Series D-2, AMT, 5.0%, 7/1/2018	200,000	200,510
Utah, Single Family Housing Revenue, Mortgage Revenue, Series G, AMT, 4.875%, 1/1/2019	360,000	360,944
		561,454
Virginia 0.8%
Virginia, State College Building Authority, Educational Facilities Revenue, University of Richmond Project, 0.01%**, 11/1/2036, SPA: Wells Fargo Bank NA	1,560,000	1,560,000
Virginia, State Resource Authority Infrastructure Revenue, Pooled Financing Program:
Series B, ETM, Prerefunded, 5.0%, 11/1/2016	290,000	303,405
Series B, 5.0%, 11/1/2016	1,010,000	1,057,631
		2,921,036
Washington 2.9%
Washington, State General Obligation, Series 2599, 0.02%**, 1/1/2016, LIQ: JPMorgan Chase Bank NA	9,005,000	9,005,000
Washington, State Motor Vehicle Fuel Tax, Series B, 5.0%, 7/1/2022	1,500,000	1,811,895
Washington, State Public Power Supply System, Series B, 7.125%, 7/1/2016	450,000	470,677
		11,287,572
Wisconsin 0.4%
Wisconsin, State Clean Water Revenue, Series 2, 5.0%, 6/1/2019	1,000,000	1,141,310
Wisconsin, State General Obligation, Series 2, 4.0%, 11/1/2015	400,000	400,043
		1,541,353
Total Municipal Bonds and Notes (Cost $382,265,990)		393,059,038

	Shares	Value ($)

Open-End Investment Company 0.0%
BlackRock MuniFund, 0.02%*** (Cost $487)	487	487

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $382,266,477) †	100.7	393,059,525
Other Assets and Liabilities, Net	(0.7)	(2,638,942)
Net Assets	100.0	390,420,583

* Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of October 31, 2015.

** Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of October 31, 2015.

*** Current yield; not a coupon rate.

† The cost for federal income tax purposes was $382,266,477. At October 31, 2015, net unrealized appreciation for all securities based on tax cost was $10,793,048. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $11,136,660 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $343,612.

(a) When-issued security.

AGMC: Assured Guaranty Municipal Corp.

AMBAC: Ambac Financial Group, Inc.

AMT: Subject to alternative minimum tax.

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized usually by U.S. Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

GTY: Guaranty Agreement

INS: Insured

LIQ: Liquidity Facility

LOC: Letter of Credit

NATL: National Public Finance Guarantee Corp.

Prerefunded: Bonds which are prerefunded are collateralized usually by U.S. Treasury securities which are held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

SPA: Standby Bond Purchase Agreement

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2015 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Municipal Bonds and Notes (b)	$ —	$ 393,059,038	$ —	$ 393,059,038
Open-End Investment Company	487	—	—	487
Total	$ 487	$ 393,059,038	$ —	$ 393,059,525

There have been no transfers between fair value measurement levels during the year ended October 31, 2015.

(b) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of October 31, 2015
Assets
Investments in securities, at value (cost $382,266,477)	$ 393,059,525
Cash	5,049,295
Receivable for investments sold	401,748
Receivable for Fund shares sold	308,510
Interest receivable	3,709,558
Other assets	26,420
Total assets	402,555,056
Liabilities
Payable for investments purchased — when-issued securities	4,460,169
Payable for investments purchased	6,433,733
Payable for Fund shares redeemed	694,569
Distributions payable	55,515
Accrued management fee	81,309
Accrued Trustees' fees	6,892
Other accrued expenses and payables	402,286
Total liabilities	12,134,473
Net assets, at value	$ 390,420,583
Net Assets Consist of
Accumulated distributions in excess of net investment income	(47,407)
Net unrealized appreciation (depreciation) on investments	10,793,048
Accumulated net realized gain (loss)	(13,970,487)
Paid-in capital	393,645,429
Net assets, at value	$ 390,420,583

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2015 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($189,254,052 ÷ 18,545,005 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.21
Maximum offering price per share (100 ÷ 98.00 of $10.21)	$ 10.42

Class B

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($51,177 ÷ 5,014 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 10.21

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($25,264,029 ÷ 2,476,494 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 10.20
Class S Net Asset Value, offering and redemption price per share ($74,386,925 ÷ 7,298,584 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.19
Institutional Class Net Asset Value, offering and redemption price per share ($101,464,400 ÷ 9,942,700 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.20

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended October 31, 2015
Investment Income
Income: Interest	$ 7,562,373
Expenses: Management fee	1,819,547
Administration fee	454,983
Services to shareholders	484,017
Distribution and service fees	804,307
Custodian fee	11,040
Professional fees	96,334
Reports to shareholders	38,554
Registration fees	73,091
Trustees' fees and expenses	19,713
Other	45,815
Total expenses before expense reductions	3,847,401
Expense reductions	(638,992)
Total expenses after expense reductions	3,208,409
Net investment income	4,353,964
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(103,051)
Change in net unrealized appreciation (depreciation) on investments	(2,526,127)
Net gain (loss)	(2,629,178)
Net increase (decrease) in net assets resulting from operations	$ 1,724,786

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended October 31,
	2015	2014
Operations: Net investment income	$ 4,353,964	$ 5,120,283
Net realized gain (loss)	(103,051)	(182,363)
Change in net unrealized appreciation (depreciation)	(2,526,127)	2,737,950
Net increase (decrease) in net assets resulting from operations	1,724,786	7,675,870
Distributions to shareholders from: Net investment income: Class A	(1,877,287)	(2,250,895)
Class B	(201)	(422)
Class C	(45,220)	(43,986)
Class S	(930,151)	(1,281,741)
Institutional Class	(1,500,993)	(1,545,729)
Total distributions	(4,353,852)	(5,122,773)
Fund share transactions: Proceeds from shares sold	96,817,105	283,133,700
Reinvestment of distributions	2,956,991	3,478,063
Payments for shares redeemed	(229,252,040)	(353,326,130)
Net increase (decrease) in net assets from Fund share transactions	(129,477,944)	(66,714,367)
Increase (decrease) in net assets	(132,107,010)	(64,161,270)
Net assets at beginning of period	522,527,593	586,688,863
Net assets at end of period (including accumulated distributions in excess of net investment income of $47,407 and $47,519, respectively)	$ 390,420,583	$ 522,527,593

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Years Ended October 31,
	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 10.26	$ 10.21	$ 10.34	$ 10.24	$ 10.27
Income (loss) from investment operations: Net investment income[a]	.09	.09	.10	.14	.17
Net realized and unrealized gain (loss)	(.05)	.05	(.13)	.10	(.03)
Total from investment operations	.04	.14	(.03)	.24	.14
Less distributions from: Net investment income	(.09)	(.09)	(.10)	(.14)	(.17)
Net asset value, end of period	$ 10.21	$ 10.26	$ 10.21	$ 10.34	$ 10.24
Total Return (%)[b,c]	.42	1.37	(.31)	2.36	1.42
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	189	222	294	338	336
Ratio of expenses before expense reductions (%)	.89	.90	.90	.88	.86
Ratio of expenses after expense reductions (%)	.76	.73	.74	.75	.75
Ratio of net investment income (%)	.91	.87	.96	1.36	1.71
Portfolio turnover rate (%)	26	36	41	50	26
[a] Based on average shares outstanding during the period. [b] Total return does not reflect the effect of any sales charges. [c] Total return would have been lower had certain expenses not been reduced.

Class B	Years Ended October 31,
	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 10.26	$ 10.21	$ 10.33	$ 10.24	$ 10.27
Income (loss) from investment operations: Net investment income[a]	.01	.01	.02	.06	.10
Net realized and unrealized gain (loss)	(.04)	.05	(.12)	.09	(.03)
Total from investment operations	(.03)	.06	(.10)	.15	.07
Less distributions from: Net investment income	(.02)	(.01)	(.02)	(.06)	(.10)
Net asset value, end of period	$ 10.21	$ 10.26	$ 10.21	$ 10.33	$ 10.24
Total Return (%)[b,c]	(.33)	.61	(.96)	1.49	.66
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.1	.2	.4	1	1
Ratio of expenses before expense reductions (%)	1.71	1.66	1.67	1.66	1.67
Ratio of expenses after expense reductions (%)	1.51	1.48	1.49	1.50	1.50
Ratio of net investment income (%)	.14	.13	.21	.62	.96
Portfolio turnover rate (%)	26	36	41	50	26
[a] Based on average shares outstanding during the period. [b] Total return does not reflect the effect of any sales charges. [c] Total return would have been lower had certain expenses not been reduced.

Class C	Years Ended October 31,
	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 10.26	$ 10.21	$ 10.33	$ 10.24	$ 10.27
Income (loss) from investment operations: Net investment income[a]	.02	.01	.02	.06	.10
Net realized and unrealized gain (loss)	(.06)	.05	(.12)	.09	(.03)
Total from investment operations	(.04)	.06	(.10)	.15	.07
Less distributions from: Net investment income	(.02)	(.01)	(.02)	(.06)	(.10)
Net asset value, end of period	$ 10.20	$ 10.26	$ 10.21	$ 10.33	$ 10.24
Total Return (%)[b,c]	(.43)	.61	(.96)	1.50	.66
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	25	33	39	46	52
Ratio of expenses before expense reductions (%)	1.67	1.67	1.66	1.65	1.63
Ratio of expenses after expense reductions (%)	1.51	1.48	1.49	1.50	1.50
Ratio of net investment income (%)	.16	.12	.21	.61	.96
Portfolio turnover rate (%)	26	36	41	50	26
[a] Based on average shares outstanding during the period. [b] Total return does not reflect the effect of any sales charges. [c] Total return would have been lower had certain expenses not been reduced.

Class S	Years Ended October 31,
	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 10.25	$ 10.20	$ 10.32	$ 10.23	$ 10.26
Income (loss) from investment operations: Net investment income[a]	.11	.10	.11	.16	.19
Net realized and unrealized gain (loss)	(.06)	.05	(.12)	.09	(.03)
Total from investment operations	.05	.15	(.01)	.25	.16
Less distributions from: Net investment income	(.11)	(.10)	(.11)	(.16)	(.19)
Net asset value, end of period	$ 10.19	$ 10.25	$ 10.20	$ 10.32	$ 10.23
Total Return (%)[b]	.48	1.52	(.06)	2.41	1.57
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	74	96	167	161	161
Ratio of expenses before expense reductions (%)	.76	.71	.70	.73	.72
Ratio of expenses after expense reductions (%)	.61	.58	.59	.60	.60
Ratio of net investment income (%)	1.06	1.03	1.11	1.51	1.86
Portfolio turnover rate (%)	26	36	41	50	26
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.

Institutional Class	Years Ended October 31,
	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 10.26	$ 10.21	$ 10.34	$ 10.24	$ 10.27
Income (loss) from investment operations: Net investment income[a]	.12	.12	.12	.17	.20
Net realized and unrealized gain (loss)	(.06)	.05	(.13)	.10	(.03)
Total from investment operations	.06	.17	(.01)	.27	.17
Less distributions from: Net investment income	(.12)	(.12)	(.12)	(.17)	(.20)
Net asset value, end of period	$ 10.20	$ 10.26	$ 10.21	$ 10.34	$ 10.24
Total Return (%)[b]	.58	1.63	(.06)	2.62	1.67
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	101	172	85	90	51
Ratio of expenses before expense reductions (%)	.64	.60	.59	.59	.59
Ratio of expenses after expense reductions (%)	.51	.48	.49	.50	.50
Ratio of net investment income (%)	1.15	1.12	1.21	1.59	1.96
Portfolio turnover rate (%)	26	36	41	50	26
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Short-Term Municipal Bond Fund (the "Fund") is a diversified series of Deutsche Municipal Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class B shares are closed to new purchases, except exchanges and the reinvestment of dividends or other distributions. Class B shares were not subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Municipal debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board, whose valuations are intended to reflect the mean between the bid and asked prices. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. If the pricing services are unable to provide valuations, the securities are valued at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, obtained from one or more broker-dealers. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transaction from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2015, the Fund had a net tax basis capital loss carryforward of approximately $13,970,000, including $12,265,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or October 31, 2016 ($5,651,000), October 31, 2017 ($5,603,000) and October 31, 2018 ($1,011,000), the respective expiration dates, whichever occurs first; and approximately $1,705,000 of post-enactment losses, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($281,000) and long-term losses ($1,424,000).

The Fund has reviewed the tax positions for the open tax years as of October 31, 2015 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2015, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforwards	$ (13,970,000)
Net unrealized appreciation (depreciation) on investments	$ 10,793,048

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31,
	2015	2014
Tax-exempt income	$ 4,353,852	$ 5,122,773

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes with the exception of securities in default of principal.

B. Purchases and Sales of Securities

During the year ended October 31, 2015, purchases and sales of investment securities (excluding short-term investments) aggregated $117,468,870 and $269,307,120, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund's average daily net assets	.400%
Next $500 million of such net assets	.385%
Next $1.0 billion of such net assets	.370%
Over $2.0 billion of such net assets	.355%

Accordingly, for the year ended October 31, 2015, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.40% of the Fund's average daily net assets.

For the period from November 1, 2014 through September 30, 2015, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.76%
Class B	1.51%
Class C	1.51%
Class S	.61%
Institutional Class	.51%

Effective October 1, 2015 through September 30, 2016, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.73%
Class B	1.48%
Class C	1.48%
Class S	.58%
Institutional Class	.48%

For the year ended October 31, 2015, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$ 283,823
Class B	285
Class C	48,399
Class S	136,202
Institutional Class	170,283
$ 638,992

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2015, the Administration Fee was $454,983, of which $33,508 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2015, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at October 31, 2015
Class A	$ 8,176	$ 1,322
Class B	126	21
Class C	1,909	312
Class S	5,949	890
Institutional Class	3,916	589
	$ 20,076	$ 3,134

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DeAWM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2015, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2015
Class B	$ 1,071	$ 49
Class C	218,542	16,351
	$ 219,613	$ 16,400

In addition, DDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2015, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2015	Annual Rate
Class A	$ 512,327	$ 79,228.25%
Class B	350	42.24%
Class C	72,017	11,156.25%
	$ 584,694	$ 90,426

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2015, aggregated $7,879.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C of the value of the shares redeemed. For the year ended October 31, 2015, the CDSC for Class B and C shares was $150 and $2,338, respectively. A deferred sales charge of up to 50% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2015, DDI received $8,659 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2015, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $18,862, of which $8,321 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at October 31, 2015.

E. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At October 31, 2015, one shareholder account held approximately 15% of the outstanding shares of the Fund.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2015		Year Ended October 31, 2014
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	2,925,936	$ 29,929,699	4,190,174	$ 42,833,574
Class C	213,347	2,182,798	471,352	4,817,588
Class S	3,691,902	37,600,811	5,111,294	52,217,167
Institutional Class	2,651,697	27,103,797	17,925,901	183,265,371
		$ 96,817,105		$ 283,133,700
Shares issued to shareholders in reinvestment of distributions
Class A	153,871	$ 1,571,929	189,539	$ 1,939,732
Class B	19	195	41	421
Class C	3,299	33,664	3,240	33,133
Class S	72,410	738,552	73,353	749,861
Institutional Class	59,942	612,651	73,733	754,916
		$ 2,956,991		$ 3,478,063
Shares redeemed
Class A	(6,135,977)	$ (62,698,168)	(11,563,934)	$ (118,306,830)
Class B	(15,377)	(157,267)	(23,042)	(235,737)
Class C	(911,519)	(9,313,368)	(1,165,870)	(11,920,240)
Class S	(5,808,194)	(59,162,540)	(12,260,631)	(125,058,129)
Institutional Class	(9,576,581)	(97,920,697)	(9,551,024)	(97,805,194)
		$ (229,252,040)		$ (353,326,130)
Net increase (decrease)
Class A	(3,056,170)	$ (31,196,540)	(7,184,221)	$ (73,533,524)
Class B	(15,358)	(157,072)	(23,001)	(235,316)
Class C	(694,873)	(7,096,906)	(691,278)	(7,069,519)
Class S	(2,043,882)	(20,823,177)	(7,075,984)	(72,091,101)
Institutional Class	(6,864,942)	(70,204,249)	8,448,610	86,215,093
		$ (129,477,944)		$ (66,714,367)

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche Municipal Trust and Shareholders of Deutsche Short-Term Municipal Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Deutsche Short-Term Municipal Bond Fund (the "Fund") at October 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

Boston, Massachusetts December 22, 2015	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2015 to October 31, 2015).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2015 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/15	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/15	$ 1,003.90	$ 1,001.10	$ 1,000.10	$ 1,004.70	$ 1,004.20
Expenses Paid per $1,000*	$ 3.84	$ 7.62	$ 7.61	$ 3.08	$ 2.58
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/15	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/15	$ 1,021.37	$ 1,017.59	$ 1,017.59	$ 1,022.13	$ 1,022.63
Expenses Paid per $1,000*	$ 3.87	$ 7.68	$ 7.68	$ 3.11	$ 2.60

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
Deutsche Short-Term Municipal Bond Fund	.76%	1.51%	1.51%	.61%	.51%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

Of the dividends paid from net investment income for the taxable year ended October 31, 2015, 100% are designated as exempt interest dividends for federal income tax purposes.

Please contact a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche Short-Term Municipal Bond Fund’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2015.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2015, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset and Wealth Management ("Deutsche AWM") division. Deutsche AWM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Independent Trustees that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to make significant investments in Deutsche AWM, including ongoing enhancements to Deutsche AWM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AWM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2014, the Fund’s performance (Class A shares) was in the 2nd quartile, 3rd quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-, three- and five-year periods ended December 31, 2014.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2014). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2014, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AWM. The Board noted that DIMA indicated that Deutsche AWM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the individual serving as DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	106	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	106	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (provider of disease and care management services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	106	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); former Directorships: Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	106	Director, Becton Dickinson and Company[2] (medical technology company)
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	106	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	106	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	106	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	106	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	106	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	106	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation (charitable organization); former Directorships: Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	106	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[8] (1972) President and Chief Executive Officer, 2013–present	Managing Director[3] and Head of Fund Administration, Deutsche Asset & Wealth Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008–2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003–2008)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset & Wealth Management
Melinda Morrow[6] (1970) Vice President, 2012–present	Director,[3] Deutsche Asset & Wealth Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998–2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994–1998)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997–2010)
Robert Kloby[6] (1962) Chief Compliance Officer, 2006–present	Managing Director,[3] Deutsche Asset & Wealth Management
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset & Wealth Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Hepsen Uzcan[6] (1974) Assistant Secretary, 2013–present	Director,[3] Deutsche Asset & Wealth Management
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset & Wealth Management
Jack Clark[7] (1967) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset & Wealth Management
Diane Kenneally[7] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset & Wealth Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DeAWM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SRMAX	SRMBX	SRMCX	SRMSX	MGSMX
CUSIP Number	25158T 863	25158T 871	25158T 889	25158T 806	25158T 830
Fund Number	436	636	736	2336	536

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

deutsche short term municipal bond fund
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2015	$70,139	$0	$0	$0
2014	$68,799	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2015	$0	$30,661	$0
2014	$0	$63,439	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2015	$0	$30,661	$0	$30,661
2014	$0	$63,439	$0	$63,439

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Short-Term Municipal Bond Fund, a series of Deutsche Municipal Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	December 30, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	December 30, 2015

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	December 30, 2015